                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]
Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                        APPLIED MOLECULAR EVOLUTION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)     Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------

        2)     Aggregate number of securities to which transaction applies:

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        3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------

        4)     Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------

        5)     Total fee paid:

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[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

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        2)     Form, Schedule or Registration Statement No.:

               -----------------------------------------------------------------

        3)     Filing Party:

               -----------------------------------------------------------------

        4)     Date Filed:

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

                       [APPLIED MOLECULAR EVOLUTION LOGO]

                              3520 Dunhill Street
                              San Diego, CA 92121
                                 (858) 597-4990

                                 April 23, 2001

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Applied Molecular Evolution, Inc. which will be held on Thursday, May 31, 2001, at 8:30 a.m. (Pacific Standard Time), at the Company's offices, located at 3520 Dunhill Street, San Diego, California.

     The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

     After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy in the prepaid envelope addressed to EquiServe, our agent, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

     A copy of the Company's Annual Report to Stockholders is also enclosed.

     The Board of Directors and Management look forward to seeing you at the meeting.

                                          Sincerely yours,

                                          /s/ WILLIAM D. HUSE
                                          William D. Huse, M.D., Ph.D.
                                          President and Chief Executive Officer

                       APPLIED MOLECULAR EVOLUTION, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 31, 2001
                            ------------------------

To the Stockholders of Applied Molecular Evolution, Inc.:

     The Annual Meeting of Stockholders of Applied Molecular Evolution, Inc., a Delaware corporation (the "Company") will be held at the Company's offices, located at 3520 Dunhill Street, San Diego, California, on May 31, 2001, at 8:30 a.m. (Pacific Standard Time), for the following purposes:

          1. To elect two Class I directors;

          2. To approve the 2001 Stock Incentive Plan;

          3. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors; and

          4. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

     Stockholders of record as of the close of business on April 16, 2001, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote will be available at our offices, 3520 Dunhill Street, San Diego, for ten days before the meeting.

     IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE HOPE THAT YOU WILL PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE MEETING.

                                          By Order of the Board of Directors.

                                          /s/ LAWRENCE E. BLOCH
                                          Lawrence E. Bloch, M.D.
                                          Chief Financial Officer, Vice
                                          President of Business Development and
                                          Secretary

San Diego, California
April 23, 2001

                       APPLIED MOLECULAR EVOLUTION, INC.
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     This Proxy Statement is furnished in connection with the solicitation by and on behalf of our Board of Directors of proxies in the accompanying form to be used at the Annual Meeting of our Stockholders to be held at the Company's offices, located at 3520 Dunhill Street, San Diego, California, on May 31, 2001, at 8:30 a.m. (Pacific Standard Time) and any adjournment thereof (the "Annual Meeting"). The shares represented by the proxies received in response to this solicitation and not revoked will be voted at the Annual Meeting. A proxy may be revoked at any time before it is exercised by filing with our corporate Secretary a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the ballot on the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the nominees for directors listed in this Proxy Statement and FOR approval of Proposals 2 and 3 described in the Notice of Annual Meeting and in this Proxy Statement.

     Stockholders of record at the close of business on April 16, 2001, are entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, we had approximately 22,394,927 shares of Common Stock outstanding and entitled to vote. Each holder of Common Stock is entitled to one vote for each share held as of the record date.

     Directors are elected by a plurality vote. The other matters submitted for stockholder approval at this Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on each such matter. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

     We will bear the expense of printing and mailing proxy materials. In addition to the solicitation of proxies by mail, solicitation may be made by certain of our directors, officers and other employees by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of our Common Stock. We have retained Corporate Investor Communications, Inc. to assist in the solicitation of proxies at a cost of approximately $8,000, plus reimbursement of expenses.

     Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from us by contacting Applied Molecular Evolution, Inc., Investor Relations, 3520 Dunhill Street, San Diego, California, 92121; (858) 597-4990. To provide us sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by May 7, 2001.

     This Proxy Statement and the accompanying form of proxy are being mailed on or about April 23, 2001, to all stockholders entitled to vote at the meeting.

                                   IMPORTANT

     PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, YOUR SHARES CAN BE VOTED. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

NOMINEES

     We have three classes of directors serving staggered three-year terms. Class I and Class II consist of two directors each and Class III consists of one director. Two Class I directors are to be elected at the Annual Meeting to serve until the 2004 Annual Meeting and until their respective successors shall have been elected and qualified or until such directors' earlier resignation, removal from office, death or incapacity. The terms of the Class II and Class III directors expire in 2002 and 2003, respectively.

     Unless authority to vote for directors is withheld, it is intended that the shares represented by the enclosed proxy will be voted for the election of Peter
K. Hilal, M.D. and William D. Huse, M.D., Ph.D. Dr. Hilal and Dr. Huse are currently members of our Board of Directors. Each of the nominees has been nominated as a Class I director by our Board of Directors. In the event either such nominee becomes unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of the other nominees and such other nominee as the Board of Directors may select. The Board of Directors has no reason to believe that any such nominee will be unable or unwilling to serve.

     The Company is party to an agreement by which it has agreed to cause the nomination of Dr. Hilal as a member of the Company's Board of Directors, so long as the Company's stockholders affiliated with Dr. Hilal own at least 489,889 shares of the Company's Common Stock which were issued on the conversion of its Series F Preferred Stock.

     There are no family relationships among our executive officers or directors.

     Set forth below is information regarding the nominees for Class I directors and the continuing directors of Class II and Class III.

  Class I

     Peter K. Hilal, M.D. joined our Board of Directors in May 2000. In 1997, Dr. Hilal founded Hilal Capital Management LLC, an investment management firm specializing in private and public equity investments in the life-sciences sector. From 1996 to 1997, he was a Principal at Oracle Management, Inc., an investment management firm specializing in the healthcare sector. Prior to that, Dr. Hilal was a senior executive in the marketing, strategic planning, and research areas at Merck & Co. Dr. Hilal received an A.B. and M.D. from Columbia University and holds an MBA from Harvard Business School.

     William D. Huse, M.D., Ph.D. founded our company in 1989 and has been our Chief Executive Officer since January 1999. Dr. Huse was affiliated with The Scripps Research Institute from 1989 to 1990. Prior to joining Scripps, Dr. Huse was Vice President, Research and Development at Stratagene, Inc., a private biotechnology company, from 1986 to 1989. Dr. Huse was an Assistant Professor at Yale University School of Medicine, Section of Molecular Neurobiology, from 1984 to 1986. Dr. Huse received his M.D. and Ph.D. in Neurosciences from the Albert Einstein School of Medicine. Dr. Huse completed his post-doctoral work at Cold Spring Harbor Laboratory.

  Class II

     Costa G. Sevastopoulos, Ph.D. has been our Chairman since 1997 and has served as a director since 1991. From May 1997 to December 1998, Dr. Sevastopoulos served as our President and Chief Executive Officer. He co-founded Delphi Ventures, a venture capital partnership which specializes in medical and healthcare investments, in 1988 and served as a General Partner from 1988 to 1994. Dr. Sevastopoulos is also Chairman of Idun Pharmaceuticals, Inc., a private biotechnology company, and a director of CV Therapeutics, Inc., a public biotechnology company. Dr. Sevastopoulos received an M.S. in electrical engineering from the California Institute of Technology, an MBA from INSEAD, France, and a Ph.D. in molecular biology from the University of California at Berkeley.

     John F. Richards joined our Board of Directors in February 2001. Mr. Richards is the President of Crabtree Ventures, L.L.C., the general partner of Crabtree Ventures, L.P., a venture capital life science fund which invested in the seed round of the Company's subsidiary, Novasite Pharmaceuticals, Inc. ("Novasite"). Prior to joining the Board of Directors, Mr. Richards was an Executive Director of UBS Warburg and a partner in William Blair & Company. Mr. Richards holds graduate degrees in mathematics and philosophy from the University of Illinois and the University of Chicago.

  Class III

     James J. Bochnowski has served as a director since 1997. Mr. Bochnowski co-founded Delphi Ventures, a venture capital partnership which specializes in medical and healthcare investments, in 1988. In 1980, he co-founded Technology Venture Investors, a private venture capital partnership. Mr. Bochnowski has a B.S. in aerospace engineering from MIT and an MBA from Harvard Business School.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES FOR CLASS I DIRECTOR SET FORTH ABOVE.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held 14 meetings during the year ended December 31, 2000. During 2000, we had standing compensation and audit committees and all directors then in office attended at least 75% of the aggregate of the number of meetings of the Board of Directors and of the committees on which such directors served during the periods of their respective Board of Directors and committee memberships.

     The Compensation Committee consists of Mr. Bochnowski, Dr. Hilal and Dr. Sevastopoulos. Although the Board of Directors reviewed and approved the compensation and benefits for the executive officers, the Compensation Committee held no meetings during the year ended December 31, 2000. The Compensation Committee reviews and approves compensation and benefits for our executive officers. The Compensation Committee also administers our compensation and stock plans and makes recommendations to the Board of Directors regarding such matters.

     The Audit Committee consists of Mr. Bochnowski, Dr. Hilal and Mr. Richards. The Audit Committee held two meetings during 2000. The Audit Committee reviews the scope of the annual audit, monitors the independent auditor's relationship with us, advises and assists our Board of Directors in evaluating the auditor's examination, supervises our financial and accounting organization and financial reporting, and nominates for stockholder approval at the Annual Meeting, with the approval of the Board of Directors, a firm of certified public accountants whose duty it is to audit the financial records for the fiscal year for which it is appointed.

DIRECTORS' COMPENSATION

     Other than Mr. Richards, who received an option to purchase 25,000 shares of the Company's Common Stock under the Company's 1992 Stock Option Plan, directors do not receive compensation for their services as directors. Directors were reimbursed for reasonable expenses incurred in connection with meetings of the Board of Directors and its committees.

     If the stockholders approve Proposal 2, new non-employee directors would receive, pursuant to the 2001 Stock Incentive Plan, a one-time grant of options to purchase 25,000 shares of the Company's Common Stock as a result of their appointment to the Board of Directors. Such options would vest ratably over a 36-month period. In addition, new non-employee directors would receive, pursuant to the 2001 Stock Incentive Plan, automatic grants of options to purchase 10,000 shares of the Company's Common Stock upon the one-year anniversary of their appointment to the to the Board of Directors. Such options would vest in full upon the date of grant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of our executive officers serves as a member of the Board of Directors or Compensation Committee of any other entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

                              CERTAIN TRANSACTIONS

     Dr. Sevastopoulos, the Chairman of the Company's Board of Directors, provided management consulting services to the Company pursuant to a consulting agreement dated as of March 7, 2000. Dr. Sevastopoulos received $72,000 and options to purchase 150,000 shares of the Company's Common Stock pursuant to the consulting agreement in 2000.

     On June 15, 2000, certain options were exercised in exchange for cash and promissory notes, including: 280,000 shares purchased by William D. Huse, one of our directors and our Chief Executive Officer and President, for $280 cash and a promissory note for $209,720; 240,000 shares purchased by Jeffry D. Watkins, our Vice President of Research, for $240 cash and a promissory note for $179,760; 200,000 shares purchased by Lawrence E. Bloch, our Chief Financial Officer, Vice President of Business Development and Secretary, for $200 cash and a promissory note for $149,800. As of April 16, 2001, $209,720, $179,760 and $149,800 were still outstanding for the promissory notes of Dr. Huse, Dr. Watkins and Dr. Bloch, respectively. Interest, at the rate of 6.62%, cumulates and is payable with principal at maturity. The maturity date for all of these promissory notes is June 2005. All of these promissory notes are full recourse.

     Dr. Hilal, one of our directors, purchased $5.0 million of our Common Stock at the initial offering price in our initial public offering in July of 2000.

     Biosynexus, Incorporated ("Biosynexus") paid the Company $250,000 in December 2000 and $250,000 in March 2001 for services provided pursuant to a collaboration with the Company. Dr. Hilal is a director of Biosynexus.

     Crabtree Ventures, L.P. purchased $100,000 of Series A Preferred Stock of Novasite in a private placement in November 2000. Mr. Richards, one of our directors, is the President of Crabtree Ventures, L.L.C., the general partner of Crabtree Ventures, L.P.

     The Company believes that the foregoing transactions were in its best interests. It is the Company's current policy that all transactions by the Company with officers, directors, 5% stockholders or their affiliates will be entered into only if such transactions are approved by a majority of the disinterested directors, and are on terms no less favorable to the Company than could be obtained from unaffiliated parties.

     See also "Report of the Compensation Committee of the Board of Directors on Executive Compensation."

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Common Stock as of April 16, 2001 by: (i) each person known by the Company to be a beneficial owner of five percent or more of the Company's Common Stock, (ii) each director and nominee for election to the Board of Directors at the Annual Meeting, (iii) each of the Company's executive officers named in the Summary Compensation Table set forth herein and (iv) all current directors and executive officers as a group.

                             PRINCIPAL STOCKHOLDERS

                                                              NUMBER          PERCENT OF TOTAL
                     NAME AND ADDRESS                        OF SHARES    SHARES OUTSTANDING(1)(2)
                     ----------------                        ---------    ------------------------
Alpha Bioventures, LLC(3)..................................  2,708,572              11.5%
  343 Satterly Road, Ferrisburg,
  VT 05456
Entities affiliated with Hilal Capital Management LLC(4)...  2,500,867              10.6%
  60 East 42nd Street,
  Suite 1946, New York, NY 10165
Dresdner AG(5).............................................  1,849,250               7.8%
  Jurgen-Ponto-Platz 1
  60301 Frankfurt, Germany
Lawrence E. Bloch, M.D.(6)(7)..............................    759,932               3.2%
James J. Bochnowski(6).....................................     74,302                  *
Peter K. Hilal, M.D.(6)(8).................................  2,500,867              10.6%
William D. Huse, M.D., Ph.D.(6)(9).........................  3,338,566              13.9%
John F. Richards (6)(10)...................................     74,033                  *
Costa G. Sevastopoulos, Ph.D.(6)...........................    320,696               1.3%
Jeffry D. Watkins, Ph.D.(6)(11)............................    631,441               2.7%
All current directors and executive officers as a group (7
  persons)(12).............................................  7,699,837              31.4%

---------------
  *  Less than one percent.

 (1) Percentage of beneficial ownership is calculated assuming 23,594,927 shares of Common Stock were outstanding on April 16, 2001. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days after April 16, 2001, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned.

 (2) This table is based upon information supplied to the Company by executive officers, directors and principal stockholders. The address of each officer and director identified in this table is that of the Company's executive offices, 3520 Dunhill Street, San Diego, CA 92121.

 (3) Pursuant to a Schedule 13G dated February 14, 2001, and filed with the SEC, Alpha Bioventures, LLC has reported that as of December 31, 2000, it had sole voting and sole dispositive power over 2,708,572 shares. Of the 2,708,572 shares, 349,932 shares are used in calculating the 759,932 shares held by Dr. Bloch, 1,606,506 shares are used in calculating the 3,338,566 shares held by Dr. Huse, 174,966 shares are used in calculating the 631,441 shares held by Dr. Watkins, and 45,951 shares are used in calculating the 74,033 shares held by John F. Richards.

 (4) As reported in a Schedule 13D dated October 17, 2000, and filed with the
     SEC: Hilal Capital Partners, LLC ("HCP") is the general partner of Hilal Capital QP, LP ("HCQP"), Hilal Capital, LP ("HCLP") and managing member of Hilal Capital Associates LLC ("HCA"). Hilal Capital Manage-ment LLC ("HCM") serves as investment manager to Hilal Capital International, Ltd. ("HCI"). Dr. Hilal serves as managing member of HCP and HCM. Shares are owned directly by HCQP, HCLP, HCI and HCA. Dr. Hilal is not the direct owner of any of the shares but may be deemed the beneficial owner of such shares. HCQP and HCLP have dispositive and voting power with respect to the shares owned by them which may be exercised by HCP. HCA has dispositive and voting power with respect to the shares owned by it which may be exercised by HCP. Pursuant to an investment management agreement with HCI, HCM has dispositive and voting power with respect to the shares owned by HCI. Dr. Hilal has the power to dispose and vote the shares owned by HCQP, HCLP, HCP and HCI. The 2,500,867 shares are used in calculating the 2,500,867 shares held by Dr. Hilal.

 (5) Based on its Schedule 13G dated February 7, 2001, wherein Dresdner Bank AG reported beneficial ownership of 1,849,250 shares of Common Stock. The
     Schedule 13G states that the shares are owned by Dresdner RCM Global Investors LLC, an investment advisor and wholly owned subsidiary of Dresdner RCM US Holdings LLC, a wholly owned subsidiary of Dresdner Bank AG. The Schedule 13G states that Dresdner RCM Global Investors LLC, Dresdner RCM US Holdings LLC and Dresdner Bank AG have sole voting power of 1,715,750 shares, sole dispositive power of 1,198,150 shares and shared dispositive power of 51,100 shares.

 (6) The amounts shown include shares which may be acquired currently or within 60 days after April 16, 2001, through the exercise of stock options, as follows: Dr. Bloch, no shares; Mr. Bochnowski, no shares; Dr. Hilal, no shares; Dr. Huse, 470,000 shares; Mr. Richards, 3,082 shares; Dr. Sevastopoulos, 250,000 shares and Dr. Watkins, 216,475 shares.

 (7) Includes 349,932 shares held by Alpha Bioventures, LLC. Dr. Bloch is a member of Alpha Bioventures, LLC.

 (8) Includes an aggregate of 2,500,867 shares held directly by HCQP, HCLP, HCI or HCA. Based on the Schedule 13D dated October 17, 2000 filed by Dr. Hilal.

 (9) Includes 1,606,506 shares held by Alpha Bioventures, LLC. Dr. Huse is a member and the manager of Alpha Bioventures, LLC.

(10) Includes 45,951 shares held by Alpha Bioventures, LLC. Mr. Richards is the manager of Crabtree Ventures, who is a member of Alpha Bioventures, LLC.

(11) Includes 174,966 shares held by Alpha Bioventures, LLC. Dr. Watkins is a member of Alpha Bioventures, LLC.

(12) Includes 939,557 shares subject to options.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth compensation for services rendered in all capacities to Applied Molecular Evolution, Inc. for the fiscal years ended December 31, 1998, 1999 and 2000 of (i) our Chief Executive Officer and (ii) our two most highly compensated executive officers whose total annual salary and bonus for fiscal year 2000 exceeded $100,000 (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                  COMPENSATION
                                          ANNUAL COMPENSATION                -----------------------
                             ---------------------------------------------   RESTRICTED   SECURITIES    ALL OTHER
                                                            OTHER ANNUAL       STOCK      UNDERLYING   COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR   SALARY($)   BONUS($)   COMPENSATION($)   AWARDS($)    OPTIONS(#)      ($)(2)
---------------------------  ----   ---------   --------   ---------------   ----------   ----------   ------------
William D. Huse............  2000    248,166     86,000            --            --        280,000         449
  President and Chief        1999    225,374         --            --            --             --         449
  Executive Officer          1998    192,275         --            --            --        250,000         449
Lawrence E. Bloch..........  2000    136,725     45,000            --            --        280,000         205
  Chief Financial Officer    1999     60,000         --        28,516            --        130,000         103
  and Vice President of      1998         --         --            --            --             --          --
  Business Development(1)
Jeffry D. Watkins..........  2000    131,190     45,000            --            --        320,000         248
  Vice President of          1999    119,575         --            --            --             --         248
  Research                   1998    153,547         --            --            --        100,000         205

---------------
(1) Dr. Bloch's annual salary in 1999 represents partial year compensation for the period July 1999 through December 1999. His other annual compensation includes $12,891 related to relocation expenses and $15,625 related to consulting services.

(2) Includes amounts paid by the Company for life insurance premiums.

STOCK OPTION GRANTS IN 2000 FISCAL YEAR

     The following table summarize option grants to the Company's Chief Executive Officer and the Named Officers during fiscal 2000, and the value of the options held by each such person at the end of fiscal 2000.

                             OPTION GRANTS IN 2000

                                             INDIVIDUAL GRANTS                          POTENTIAL
                            ---------------------------------------------------    REALIZABLE VALUE AT
                            NUMBER OF        % OF                                  ASSUMED ANNUAL RATES
                            SECURITIES   TOTAL OPTIONS                            OF STOCK APPRECIATION
                            UNDERLYING    GRANTED TO     EXERCISE                   FOR OPTION TERM(5)
                             OPTIONS     EMPLOYEES IN      PRICE     EXPIRATION   ----------------------
           NAME             GRANTED(#)    FISCAL YEAR    ($/SH)(3)    DATE(4)       5%($)       10%($)
           ----             ----------   -------------   ---------   ----------   ---------   ----------
William D. Huse...........   280,000(2)      17.81%        0.75      04/07/2010   8,323,652   13,254,024
Lawrence E. Bloch.........   200,000(2)      12.72%        0.75      04/07/2010   5,945,465    9,467,160
Lawrence E. Bloch.........    80,000(1)       5.09%        0.75      01/01/2010   2,378,186    3,786,864
Jeffry D. Watkins.........   240,000(2)      15.27%        0.75      04/07/2010   7,134,558   11,360,592
Jeffry D. Watkins.........    80,000(1)       5.09%        0.75      01/01/2010   2,378,186    3,786,864

---------------
(1) These incentive stock options are exercisable in full immediately, but the stock purchased on exercise of the options is subject to repurchase by us. Our repurchase right lapses as to 12.5% of the shares covered by the respective options on the six month anniversary of the date of grant, and lapses ratably on a daily basis thereafter, with the repurchase right terminating in full on the fourth anniversary of the date of grant. Under the terms of the 1992 Stock Plan, the committee designated by the Board of Directors to administer the 1992 Stock Plan retains the discretion, subject to certain limitations within the 1992 Stock Plan, to modify, extend or renew outstanding options and to reprice outstanding options. Options may be repriced by canceling outstanding options and reissuing new options with an exercise price equal to the fair market value on the date of reissue, which may be lower than the original exercise price of such canceled options.

(2) In April 2000, under the 2000 Stock Incentive Plan, we issued options to purchase 720,000 shares of common stock to our executive officers at an exercise price of $0.75 per share. These options vest over seven years but may accelerate in the event we are acquired or our aggregate public market value exceeds specified levels.

(3) We have granted options at an exercise price equal to the fair market value of the underlying Common Stock on the date of grant, as determined in good faith by our Board of Directors. In determining the fair market value of our Common Stock, our Board of Directors considers valuations of comparable companies, prices at which we have issued preferred stock, valuation reports and analyses prepared by third parties, the relative rights and preferences of our preferred stock as compared to our Common Stock, and the lack of liquidity of our securities.

(4) The options have a term of 10 years, subject to earlier termination in certain events related to termination of employment.

(5) The dollar amounts under these columns represent the potential realizable value of each grant over the term of the options based on assumed rates of stock appreciation of 5% and 10%, compounded annually. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future Common Stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our stock.

     The potential realizable values above assume that the initial public offering price of $19.00 per share was the fair market value of the Common Stock on the date of grant and that the price of the applicable stock increases from the date of grant until the end of the ten year option term at the annual rates specified. There is no assurance provided to any holder of our securities that the actual stock price appreciation over the ten year option terms will be the assumed 5% and 10% rates at any other defined rate.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2000 AND FISCAL YEAR END OPTION
VALUES

     The following table contains information relating to the exercise of options by our Chief Executive Officer and the Named Officers during fiscal 2000.

                      AGGREGATED OPTION EXERCISES IN 2000
                        AND 2000 YEAR-END OPTION VALUES

                                                                    NUMBER OF                     VALUE OF
                                                             UNEXERCISED SECURITIES              UNEXERCISED
                                                              UNDERLYING OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                                                 DECEMBER 31,(#)             DECEMBER 31,($)(1)
                           SHARES ACQUIRED      VALUE      ---------------------------   ---------------------------
          NAME             ON EXERCISE(#)    REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----             ---------------   -----------   -----------   -------------   -----------   -------------
William D. Huse..........      280,000        4,567,500      470,000             --       7,848,875            --
Lawrence E. Bloch........      410,000        6,727,125           --             --              --            --
Jeffry D. Watkins........      240,000        3,915,000      216,475             --       3,573,191            --

---------------
(1) Calculated on the basis of the fair market value of the underlying securities at December 31, 2000 ($17.0625 per share), minus the exercise price.

CHANGE IN CONTROL ARRANGEMENTS

     The Company's 1992 Stock Plan and 2000 Stock Incentive Plan provides that the Board of Directors may determine, at the time of granting an Option or thereafter, that such Option shall become fully vested and exercisable as to all shares of Common Stock subject to such Option in the event that a change in control occurs with respect to the Company.

PENSION AND LONG-TERM INCENTIVE PLANS

     We have no pension or long-term incentive plans.

                      REPORT OF THE COMPENSATION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

                        COMMITTEE REPORT TO STOCKHOLDERS

     This Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

INTRODUCTION

     The Compensation Committee of the Board of Directors of Applied Molecular Evolution, Inc. (the "Committee") is pleased to present its report on executive compensation. The report's objective is to assist stockholders in understanding the Committee's objectives and procedures in establishing the compensation of the Company's executive officers and describes the basis on which compensation determinations for 2000 were made by the Committee. In making its determinations, the Committee has relied, in part, on geographic and competitive considerations, independent surveys of compensation of management of companies in the biotechnology and pharmaceutical industries, including companies included in the Nasdaq Pharmaceutical Stock Index used in our Stock Price Performance Graph set forth in this proxy statement, and recommendations of management.

COMPENSATION PHILOSOPHY AND OBJECTIVES

     The Committee believes that a well-designed compensation program for our executive officers should:

          Align the goals of the executive with the goals of the stockholder by creating and enhancing stockholder value through the accomplishment of strategic corporate objectives and by providing management with longer term incentives through equity ownership by management.

          Recognize individual initiative, effort, and achievement.

          Provide total compensation that enables us to compete with companies in the pharmaceutical and biotechnology industries, in order to attract and retain high-caliber candidates on a long-term basis.

          Align compensation with our short-term and long-term corporate objectives and strategy, focusing executive behavior on the fulfillment of those objectives.

KEY ELEMENTS OF EXECUTIVE COMPENSATION

     Because we are still in the process of developing our proprietary products and so have not yet brought any such products to market, the use of traditional performance standards, such as profit levels and return on equity, are not appropriate in the evaluation of executive officer performance. Therefore, executive officer compensation is based primarily on our achievement of certain business objectives, including the completion of our initial public offering, financings, the achievement of product development milestones, the initiation and continuation of corporate collaborations, and the issuance of patents relating to our proprietary technology, as well as individual contribution and achievement of individual business objectives by each of such officers. Corporate and individual objectives are established at the beginning of each fiscal year. Performance by Applied Molecular Evolution, Inc. and our executive officers is measured by reviewing and determining if the corporate and individual objectives have been accomplished. Currently, our compensation structure for executive officers includes a combination of base salary, bonus and stock options.

     Base Salary and Bonus. Cash compensation amounts are based primarily upon the competitive market for the executive officers' services determined through comparisons with companies of similar size and/or complexity in the pharmaceutical and biotechnology industries. Compensation of our officers is intended to fall at the median point of the range of compensation for officers of comparable companies. Such compensation is tailored to executive officers based on individual performance in the achievement of the individual's and Applied Molecular Evolution, Inc.'s objectives. This performance is compared to these objectives annually.

     Long-Term Incentives. Long-term incentives are provided by means of periodic grants of stock options. The 1992 Stock Plan and 2000 Stock Incentive Plan are administered by a committee of our non-employee directors ("Stock Plan Committee"). The Stock Plan Committee believes that by granting executive officers an opportunity to obtain and increase their personal ownership of our stock, the best interests of stockholders and executives will be more closely integrated. The options have exercise prices equal to fair market value on the date of grant, vest generally over a four-year period, and expire ten years from the date of grant. Vesting ceases should the executive leave our employ. These vesting provisions of the option plan serve to retain qualified employees, providing continuing benefits to us beyond those achieved in the year of grant. Therefore, executive officers, as well as all full-time employees, are eligible to receive stock options periodically at the discretion of the Stock Plan Committee. Consideration is given to the executive officer's performance against the accomplishment of corporate objectives, to comparisons with other biotechnology companies at similar stages of development, to the number of options previously granted to each executive officer and to the extent of vesting of options and/or restricted stock previously awarded to each executive officer. We target our awards to be at the median point of the range for awards made to executive officers of comparable companies.

CEO COMPENSATION

     During 2000, our Chief Executive Officer, William D. Huse, earned $248,615. Dr. Huse has served as our Chief Executive Officer since January 1999. The Compensation Committee's approach to establishing Dr. Huse's compensation was to be competitive with comparable companies. In establishing Dr. Huse's salary base and increase over his 1999 salary, the Committee recognized his efforts in advancing the development and growth of the Company and corporate objectives achieved in 1999 including the following:

     - the collaboration with MedImmune, Inc.,

     - the collaboration with Cell Matrix, Inc.,

     - recruiting a new Senior Management Team, and

     - incorporating the Company's subsidiary Novasite.

     The Committees determined that these accomplishments were critical to the Company's future growth and enhancement of stockholder value and, accordingly, determined to reward Dr. Huse for his efforts on behalf of the Company.

MISCELLANEOUS

     Section 162(m) of the Internal Revenue Code disallows the deductibility by the Company of any compensation over $1 million per year paid to each of the chief executive officer and four other most highly compensated executive officers, unless certain criteria are satisfied. The 2000 Stock Incentive Plan qualifies for exemption from the $1 million limit on deductions under Section 162(m) with respect to option grants under the 2000 Stock Incentive Plan.

                                          COMPENSATION COMMITTEE

                                          James J. Bochnowski
                                          Peter K. Hilal
                                          Costa G. Sevastopoulos

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                        COMMITTEE REPORT TO STOCKHOLDERS

     This Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of Applied Molecular Evolution, Inc. operates under a written charter adopted by the Board of Directors, which is attached to this Proxy as Exhibit A. The members of the Audit Committee are James J. Bochnowski, Peter K. Hilal and John F. Richards. All members of the Audit Committee meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing requirements. In accordance with its written charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Applied Molecular Evolution, Inc.

     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent accountants a formal written statement describing all relationships between the accountants and Applied Molecular Evolution, Inc. that might bear on the accountants' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed with the independent accountants any relationships that may impact their objectivity and independence and satisfied itself as to that firm's independence.

     The Audit Committee discussed and reviewed with the independent accountants all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." In addition, the Audit Committee, with and without management present, discussed and reviewed the results of the independent accountants' examination of the financial statements.

     Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that Applied Molecular Evolution, Inc. include the audited consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to stockholder approval, of the independent accountants and the Board of Directors concurred in such recommendation.

                                          AUDIT COMMITTEE

                                          James J. Bochnowski
                                          Peter K. Hilal
                                          John F. Richards

                         STOCK PRICE PERFORMANCE GRAPH

     The following graph illustrates a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of our Common Stock with the Center for Research in Securities Prices ("CRSP") Total Return Index for the Nasdaq Stock Market (U.S. and Foreign) (the "Nasdaq Composite Index") and the CRSP Total Return Index for the Nasdaq Pharmaceutical Stocks (the "Nasdaq Pharmaceutical Index")(1) since July 27, 2000 (the effective date of the Company's initial public offering). The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of our Common Stock.

                              [PERFORMANCE GRAPH]

-----------------------------------------------------------------------------------
                       7/27/00   8/31/00   9/29/00   10/31/00   11/30/00   12/31/00
-----------------------------------------------------------------------------------
 Applied Molecular
  Evolution, Inc.      $100.00   $104.25   $129.96    $70.45     $41.09     $55.26
 Nasdaq Composite      100.00    109.43     95.56      87.50      67.36      64.06
 Nasdaq
  Pharmaceutical       100.00    113.47    111.96     101.23      89.39      93.22
-----------------------------------------------------------------------------------

Assumes a $100 investment on July 27, 2000, in each of our Common Stock, the securities comprising the Nasdaq Composite Index, and the securities comprising the Nasdaq Pharmaceutical Index.

(1) The Nasdaq Pharmaceutical Index includes all companies listed on the Nasdaq Stock Market under the SIC Code 283.

                                   PROPOSAL 2

               ADOPTION OF THE APPLIED MOLECULAR EVOLUTION, INC.
                           2001 STOCK INCENTIVE PLAN

     In April 2001 the Company's Board of Directors adopted, subject to stockholder approval, the Applied Molecular Evolution, Inc. 2001 Stock Incentive Plan to be effective as of July 1, 2001. The 2001 Stock Incentive Plan is intended to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging employees, non-employee directors and consultants to focus on critical long-term objectives, (b) attracting and retaining employees, non-employee directors and consultants and (c) linking employees, non-employee directors and consultants directly to stockholder interests through increased stock ownership.

                    DESCRIPTION OF 2001 STOCK INCENTIVE PLAN

     The following description of the 2001 Stock Incentive Plan is a summary only. It is subject to, and qualified in its entirety by the full text of the 2001 Stock Incentive Plan, substantially in the form in which is attached to this Proxy as Exhibit B.

PURPOSE

     The purpose of the 2001 Stock Incentive Plan is to offer employees, non-employee directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing shares of the Company's Stock. The 2001 Stock Incentive Plan provides for award of restricted shares, stock units, options or stock appreciation rights. Options granted under the Plan may include nonstatutory stock options ("NSOs") as well as incentive stock options ("ISOs") intended to qualify under
Section 422 of the Internal Revenue Code ("Code").

ADMINISTRATION

     The 2001 Stock Incentive Plan is administered by a committee of the Board (the "Stock Plan Committee") consisting exclusively of two or more directors of the Company, who are appointed by the Board. The Board may act on its own behalf with respect to non-employee directors and may also appoint other persons, who may administer the Plan with respect to employees who are not "covered employees" under Section 162(m)(3) of the Code and who are not required to report pursuant to Section 16(a) of the Securities Exchange Act of 1934. Subject to the limitations set forth in the 2001 Stock Incentive Plan, the Stock Plan Committee has discretion to determine to whom options will be granted, the type, number and vesting requirements of the shares to be granted, and to interpret the 2001 Stock Incentive Plan and adopt, amend or rescind rules thereunder and to make all other decisions relating to the operation of the 2001 Stock Incentive Plan.

     Pursuant to the 2001 Stock Incentive Plan each outside director is automatically granted NSOs upon his or her appointment as an outside director and on each anniversary following their appointment as an outside director. Additionally, outside directors may elect to receive his or her annual retainer payments and/or meeting fees, if any, from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board.

ELIGIBILITY AND SHARES SUBJECT TO THE 2001 STOCK INCENTIVE PLAN

     Under the 2001 Stock Incentive Plan, 500,000 shares of Common Stock have been reserved for issuance either by grant of restricted shares, stock units, options or stock appreciation rights to employees (including officers and directors who are also employees), non-employee directors and their affiliates, and consultants and advisors of the Company who are not directors. The number of shares reserved for issuance under the 2001 Stock Incentive Plan will automatically increase on January 1 of each year from 2002 through 2011 by a number equal to the lesser of (i) 3% of the fully diluted outstanding shares of Common Stock of the Company on such date or (ii) a lesser amount as determined by the Board. Notwithstanding the foregoing, the maximum number of restricted shares, stock units, options or stock appreciation rights that may be issued pursuant to the 2001 Stock Incentive Plan may not exceed 5,000,000 shares. The 2001 Stock Incentive Plan provides for the grant of both ISOs intended to qualify as such under section 422 of the Code, and NSOs. ISOs may be granted only to common-law employees of the Company or a subsidiary. NSOs may be granted to common-law employees of the Company, consultants, non-employee directors or to affiliates of such non-employee directors.

     The 2001 Stock Incentive Plan provides that options granted to any optionee in a single calendar year may not cover more than 250,000 shares, except that options granted to a new employee or consultant in the fiscal year of the Company in which his or her service first commences shall not pertain to more than 500,000 shares. If any stock units, options or stock appreciation rights granted under the 2001 Stock Incentive Plan expire or are canceled without having been exercised in full, the shares allocable to the unexercised portion of such options shall again become available for grant under the 2001 Stock Incentive Plan. If shares issued under the 2001 Stock Incentive Plan are forfeited, they also become available for new grants.

     Prior to the Annual Meeting, the Company will not grant any options under the 2001 Stock Incentive Plan. For your reference, details are presented on stock options granted during the last three years to each of the Named Executive Officers of the Company in the Summary Compensation Table under "Compensation of Executive Officers."

     The allocation of the shares pursuant to the 2001 Stock Incentive Plan which the stockholders are being asked to approve hereby has not been determined. Pursuant to the terms of the 2001 Stock Incentive Plan, the Stock Plan Committee will determine the number of options (and any other awards) to be allocated to employees, consultants and non-employee directors under the 2001 Stock Incentive Plan in the future, and such allocations may only be made in accordance with the provisions of the 2001 Stock Incentive Plan as described herein.

TERMS OF OPTIONS

     Stock options granted pursuant to the 2001 Stock Incentive Plan will vest at the time or times determined by the Stock Plan Committee and must be exercised by the optionee within a term determined by the Committee. The maximum term of each option granted under the 2001 Stock Incentive Plan is 10 years (five years in the case of an ISO granted to a 10% stockholder).

     The exercise price of ISOs and NSOs must not be less than 100% of the fair market value of the Common Stock on the date of the grant. Under the 2001 Stock Incentive Plan, the exercise price is payable in cash or Common Stock or by full-recourse promissory note. The 2001 Stock Incentive Plan also permits an optionee to pay the exercise price of an option by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell the optionee's shares and deliver all or a part of the sale proceeds to the Company in payment of all or part of the exercise price and any withholding taxes or by delivery of an irrevocable direction to pledge the optionee's shares to a securities broker or lender approved by the Company as security for a loan and to deliver all or part of the loan proceeds to the Company in payment of all or part of the exercise price and any withholding taxes.

TERMS OF SHARES OFFERED FOR SALE

     The terms of any sale of shares of Common Stock under the 2001 Stock Incentive Plan will be set forth in a Common Stock purchase agreement to be entered into between the Company and each purchaser. The terms of the stock purchase agreements entered into under the 2001 Stock Incentive Plan need not be identical, and the Stock Plan Committee determines all terms and conditions of each such agreement, consistent with the 2001 Stock Incentive Plan. The purchase price for shares sold under the 2001 Stock Incentive Plan may not be less than the par value of such shares. The purchase price may be paid, at the Stock Plan Committee's discretion, with a full-recourse promissory note secured by the shares, except that the par value of the shares must be paid in cash. Shares may also be awarded under the 2001 Stock Incentive Plan in consideration of services rendered prior to the award, without a cash payment by the recipient.

     Shares sold under the 2001 Stock Incentive Plan vest upon satisfaction of the conditions specified in the stock purchase agreement. Vesting conditions are determined by the Stock Plan Committee and may be based on the recipient's service, individual performance, the Company's performance or such other criteria as the Stock Plan Committee may adopt. Shares may be subject to repurchase by the Company at their original purchase price in the event that any applicable vesting conditions are not satisfied. Shares sold under the 2001 Stock Incentive Plan will be subject to restrictions on resale or transfer until they have vested. Any right to acquire shares under the 2001 Stock Incentive Plan (other than an option) will automatically expire if not exercised within 30 days after the grant of such right was communicated by the Stock Plan Committee. A holder of shares sold under the 2001 Stock Incentive Plan has the same voting, dividend and other rights as the Company's other stockholders.

DURATION, AMENDMENT AND TERMINATION

     The Board of Directors may amend, suspend or terminate the 2001 Stock Incentive Plan at any time, except that any such amendment, suspension or termination shall not affect any option previously granted. Any amendment of the 2001 Stock Incentive Plan is subject to approval of the Company's stockholders only to the extent required by applicable law. Unless sooner terminated by the Board of Directors, the 2001 Stock Incentive Plan will terminate on June 30, 2011, and no further options may be granted or stock sold pursuant to such plan following the termination date.

EFFECT OF CERTAIN CORPORATE EVENTS

     Awards under the 2001 Stock Incentive Plan may, at the discretion of the Stock Plan Committee at the time of grant, provide for the automatic vesting of employee stock options and (in the case of Common Stock purchase agreements) the automatic termination of the Company's right of repurchase upon a change of control.

     For purposes of the 2001 Stock Incentive Plan, the term "change in control" means either of the following events: (1) a change in the composition of the Board of Directors after which fewer than one-half of the incumbent directors either had been directors of the Company 24 months prior to such change or were elected or nominated for election to the Board of Directors with the approval of a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or (2) any person becomes, by acquisition or aggregation of securities, the beneficial owner of securities representing 50% or more of the combined voting power of the Company's then outstanding securities. A change in the relative beneficial ownership under (2) above by reason of a reduction in the number of outstanding securities of the Company will be disregarded.

     In the event of a subdivision of the outstanding Common Stock, a combination or consolidation of the outstanding Common Stock (by reclassification or otherwise) into a lesser number of shares, a declaration of a dividend payable in Common Stock or in a form other than Common Stock in an amount that has a material effect on the price of the shares, a recapitalization, spinoff, reclassification, or a similar occurrence, the Stock Plan Committee will make adjustments in the number and/or exercise price of options and/or the number of shares available under the 2001 Stock Incentive Plan, as appropriate.

     In the event of a merger or other reorganization, outstanding options will be subject to the agreement of merger or reorganization. Such agreement may provide for the assumption of outstanding options by the surviving corporation or its parent, for their continuation by the Company (if the Company is the surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one share under the agreement of merger or reorganization and the exercise price for each option, in all cases without the optionee's consent.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS UNDER THE 2001 STOCK INCENTIVE PLAN

     Neither the optionee nor the Company will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising an NSO, the optionee generally must recognize ordinary income equal to the "spread" between the exercise price and the fair market value of Common Stock on the date of exercise; the Company generally will be entitled to a deduction for the same amount. In the case of an employee, the option spread at the time an NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the 2001 Stock Incentive Plan depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising an NSO. The Company will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE APPLIED MOLECULAR EVOLUTION, INC. 2001 STOCK INCENTIVE PLAN.

                                   PROPOSAL 3

                      RATIFICATION OF INDEPENDENT AUDITORS

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2001, subject to ratification by our stockholders. Ernst & Young LLP has audited the Company's financial statements since 1992. Representatives of Ernst & Young LLP are expected to be present at our Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

PRINCIPAL ACCOUNTING FIRM FEES

     The following table sets forth the aggregate fees billed to Applied Molecular Evolution, Inc. for the fiscal year ended December 31, 2000 by our principal accounting firm, Ernst & Young LLP:

Audit Fees.................................................  $ 96,651
Audited Related Fees.......................................  $258,300(a)
All Other Fees.............................................  $  6,400(b)(c)

---------------
(a) Includes fees for the Company's initial public offering.

(b) Includes fees for tax-related services, but does not include any financial information systems design and implementation services.

(c) The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountants' independence.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

               STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

     If a stockholder wishes to have a stockholder proposal considered at our 2002 Annual Meeting, the stockholder must have given timely notice of the proposal in writing to our corporate Secretary. To be timely, a stockholder's notice of the proposal must be delivered to or mailed and received at our executive offices not less than 50 days nor more than 75 days prior to the date of our 2002 Annual Meeting. However, if less than 65 days notice (including notice by prior public disclosure) of the 2002 Annual Meeting date is provided to stockholders, notice of a stockholder proposal will be timely if it is received no later than the close of business on the 15th day following the date on which the notice of the 2002 Annual Meeting date was mailed or public disclosure of such date was made.

     Proposals of our stockholders that are intended by a stockholder to be included in our proxy statement and form of proxy for the 2002 Annual Meeting must be received by our corporate Secretary no later than December 23, 2001.

                                 OTHER MATTERS

     We know of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, our directors, executive officers and any persons holding more than 10% of our Common Stock are required to report their initial ownership of our Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and we are required to identify in this Proxy Statement those persons who failed to file timely these reports.

     All of the filing requirements were timely satisfied, with the exception of Dr. Hilal who failed to timely file one Form 4 in August 2000. In making this disclosure, we have relied solely on written representations of our directors and executive officers and copies of the reports that have been filed with the Securities and Exchange Commission.

     Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.

                                          By order of the Board of Directors.

                                          /s/ LAWRENCE E. BLOCH
                                          Lawrence E. Bloch, M.D.
                                          Chief Financial Officer, Vice
                                          President of Business Development and
                                          Secretary

San Diego, California
April 23, 2001

                                                                       EXHIBIT A

                       APPLIED MOLECULAR EVOLUTION, INC.
                            AUDIT COMMITTEE CHARTER

     The Audit Committee shall be established by the Board of Directors to assist the Board in monitoring the integrity of the Company's financial statements, the compliance by the Company with legal and regulatory requirements and the independence and performance of the Company's external auditors.

     The Audit Committee shall consist of at least three members of the Board, each of whom shall meet the independence and experience requirements of applicable laws and regulations. The members of the Audit Committee shall be appointed by the Board.

     The Audit Committee shall make regular reports to the Board.

     The Audit Committee shall:

     - Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

     - Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

     - Review with management and the independent auditor the Company's quarterly financial statements prior to their release.

     - Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     - Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

     - Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

     - Approve the fees to be paid to the independent auditor.

     - Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

     - Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

     - Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     - Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

     - Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     - Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's responses to that letter. Such review should include:

       -- Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

       -- Any changes required in the planned scope of the internal audit.

     - Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     - Review with the Company's management legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     - Meet at least annually with the chief financial officer and the independent auditor in separate executive sessions.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

     The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

                                                                       EXHIBIT B
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       APPLIED MOLECULAR EVOLUTION, INC.

                           2001 STOCK INCENTIVE PLAN
                    (ADOPTED BY THE BOARD ON APRIL 16, 2001)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
SECTION 1. ESTABLISHMENT AND PURPOSE................................   B-1
SECTION 2. DEFINITIONS..............................................   B-1
  (a)   "Affiliate".................................................   B-1
  (b)   "Award".....................................................   B-1
  (c)   "Board of Directors"........................................   B-1
  (d)   "Change in Control".........................................   B-1
  (e)   "Code"......................................................   B-2
  (f)   "Committee".................................................   B-2
  (g)   "Company"...................................................   B-2
  (h)   "Consultant"................................................   B-2
  (i)   "Employee"..................................................   B-2
  (j)   "Exchange Act"..............................................   B-2
  (k)   "Exercise Price"............................................   B-2
  (l)   "Fair Market Value".........................................   B-2
  (m)   "ISO".......................................................   B-2
  (n)   "Nonstatutory Option" or "NSO"..............................   B-2
  (o)   "Offeree"...................................................   B-2
  (p)   "Option"....................................................   B-2
  (q)   "Optionee"..................................................   B-2
  (r)   "Outside Director"..........................................   B-2
  (s)   "Parent"....................................................   B-2
  (t)   "Participant"...............................................   B-3
  (u)   "Plan"......................................................   B-3
  (v)   "Purchase Price"............................................   B-3
  (w)   "Restricted Share"..........................................   B-3
  (x)   "Restricted Share Agreement"................................   B-3
  (y)   "SAR".......................................................   B-3
  (z)   "SAR Agreement".............................................   B-3
  (aa)  "Service"...................................................   B-3
  (bb)  "Share".....................................................   B-3
  (cc)  "Stock".....................................................   B-3
  (dd)  "Stock Option Agreement"....................................   B-3
  (ee)  "Stock Purchase Agreement"..................................   B-3
  (ff)  "Stock Unit"................................................   B-3
  (gg)  "Stock Unit Agreement"......................................   B-3
  (hh)  "Subsidiary"................................................   B-3
  (ii)  "Total and Permanent Disability"............................   B-3

SECTION 3. ADMINISTRATION...........................................   B-3
  (a)   Committee Procedures........................................   B-3
  (b)   Committee Responsibilities..................................   B-3

SECTION 4. ELIGIBILITY..............................................   B-4
  (a)   General Rule................................................   B-4
  (b)   Outside Directors...........................................   B-4
  (c)   Limitation On Grants........................................   B-5
  (d)   Ten-Percent Stockholders....................................   B-5

                                                                      PAGE
                                                                      ----
  (e)   Attribution Rules...........................................   B-5
  (f)   Outstanding Stock...........................................   B-5

SECTION 5. STOCK SUBJECT TO PLAN....................................   B-5
  (a)   Basic Limitation............................................   B-5
  (b)   Annual Increase in Shares...................................   B-5
  (c)   Additional Shares...........................................   B-5
  (d)   Dividend Equivalents........................................   B-6

SECTION 6. RESTRICTED SHARES........................................   B-6
  (a)   Restricted Stock Agreement..................................   B-6
  (b)   Payment for Awards..........................................   B-6
  (c)   Vesting.....................................................   B-6
  (d)   Voting and Dividend Rights..................................   B-6

SECTION 7. OTHER TERMS AND CONDITIONS OF AWARDS OR SALES............   B-6
  (a)   Duration of Offers and Nontransferability of Rights.........   B-6
  (b)   Purchase Price..............................................   B-6
  (c)   Withholding Taxes...........................................   B-7
  (d)   Restrictions on Transfer of Shares..........................   B-7

SECTION 8. TERMS AND CONDITIONS OF OPTIONS..........................   B-7
  (a)   Stock Option Agreement......................................   B-7
  (b)   Number of Shares............................................   B-7
  (c)   Exercise Price..............................................   B-7
  (d)   Withholding Taxes...........................................   B-7
  (e)   Exercisability and Term.....................................   B-7
  (f)   Nontransferability..........................................   B-7
  (g)   Exercise of Options Upon Termination of Service.............   B-7
  (h)   Effect of Change in Control.................................   B-8
  (i)   Leaves of Absence...........................................   B-8
  (j)   No Rights as a Stockholder..................................   B-8
  (k)   Modification, Extension and Renewal of Options..............   B-8
  (l)   Restrictions on Transfer of Shares..........................   B-8
  (m)   Buyout Provisions...........................................   B-8

SECTION 9. PAYMENT FOR SHARES.......................................   B-8
  (a)   General Rule................................................   B-8
  (b)   Surrender of Stock..........................................   B-9
  (c)   Services Rendered...........................................   B-9
  (d)   Cashless Exercise...........................................   B-9
  (e)   Exercise/Pledge.............................................   B-9
  (f)   Promissory Note.............................................   B-9
  (g)   Other Forms of Payment......................................   B-9

SECTION 10. STOCK APPRECIATION RIGHTS...............................   B-9
  (a)   SAR Agreement...............................................   B-9
  (b)   Number of Shares............................................   B-9
  (c)   Exercise Price..............................................   B-9
  (d)   Exercisability and Term.....................................   B-9
  (e)   Effect of Change in Control.................................  B-10

                                                                      PAGE
                                                                      ----
  (f)   Exercise of SARs............................................  B-10
  (g)   Modification or Assumption of SARs..........................  B-10

SECTION 11. STOCK UNITS.............................................  B-10
  (a)   Stock Unit Agreement........................................  B-10
  (b)   Payment for Awards..........................................  B-10
  (c)   Vesting Conditions..........................................  B-10
  (d)   Voting and Dividend Rights..................................  B-10
  (e)   Form and Time of Settlement of Stock Units..................  B-11
  (f)   Death of Recipient..........................................  B-11
  (g)   Creditors' Rights...........................................  B-11

SECTION 12. PROTECTION AGAINST DILUTION.............................  B-11
  (a)   Adjustments.................................................  B-11
  (b)   Dissolution or Liquidation..................................  B-11
  (c)   Reorganizations.............................................  B-12

SECTION 13. DEFERRAL OF AWARDS......................................  B-12

SECTION 14. AWARDS UNDER OTHER PLANS................................  B-12

SECTION 15. PAYMENT OF DIRECTOR'S FEES IN SECURITIES................  B-12
  (a)   Effective Date..............................................  B-12
  (b)   Elections to Receive NSOs, Restricted Shares or Stock
        Units.......................................................  B-12
  (c)   Number and Terms of NSOs, Restricted Shares or Stock
        Units.......................................................  B-13

SECTION 16. ADJUSTMENT OF SHARES....................................  B-13
  (a)   General.....................................................  B-13
  (b)   Reorganizations.............................................  B-13
  (c)   Reservation of Rights.......................................  B-13

SECTION 17. LEGAL AND REGULATORY REQUIREMENTS.......................  B-13

SECTION 18. WITHHOLDING TAXES.......................................  B-13
  (a)   General.....................................................  B-13
  (b)   Share Withholding...........................................  B-13

SECTION 19. NO EMPLOYMENT RIGHTS....................................  B-14

SECTION 20. DURATION AND AMENDMENTS.................................  B-14
  (a)   Term of the Plan............................................  B-14
  (b)   Right to Amend or Terminate the Plan........................  B-14
  (c)   Effect of Amendment or Termination..........................  B-14

SECTION 21. EXECUTION...............................................  B-14

                       APPLIED MOLECULAR EVOLUTION, INC.

                           2001 STOCK INCENTIVE PLAN
                    (ADOPTED BY THE BOARD ON APRIL 16, 2001)

SECTION 1. Establishment and Purpose.

     The Plan was adopted by the Board of Directors effective July 1, 2001. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

SECTION 2. Definitions.

     (a) "Affiliate" shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than fifty percent (50%) of such entity.

     (b) "Award" shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

     (c) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

     (d) "Change in Control" shall mean the occurrence of either of the following events:

          (i) A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

             (A) Had been directors of the Company twenty-four (24) months prior to such change; or

             (B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company twenty-four (24) months prior to such change and who were still in office at the time of the election or nomination; or

          (ii) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) who by the acquisition or aggregation of securities, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company. For purposes of this Subsection (ii), the term "person" shall not include an employee benefit plan maintained by the Company.

          (iii) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not Shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization fifty percent (50%) or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity.

          (iv) The sale, or transfer or other disposition of all or substantially all of the Company's assets.

Notwithstanding any other provision of this Section 4(d), the term "Change in Control" shall not include a transaction the sole purpose of which is (a) to change the state of the Company's incorporation or (b) to form a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (f) "Committee" shall mean the committee designated by the Board of Directors, which is authorized to administer the Plan under Section 3 hereof. The Committee shall have membership composition which enables the Options or other rights granted under the Plan to qualify for exemption under Rule 16b-3 with respect to persons who are subject to Section 16 of the Exchange Act.

     (g) "Company" shall mean Applied Molecular Evolution, Inc., a Delaware corporation.

     (h) "Consultant" shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in the second sentence of
Section 4(a) and Section 4(b).

     (i) "Employee" shall mean any individual who is a common-law employee of the Company, a Parent or of a Subsidiary.

     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (k) "Exercise Price" shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

     (l) "Fair Market Value" shall mean (i) the closing price of a Share on the principal exchange which the Shares are trading, on the date on which the Fair Market Value is determined (if Fair Market Value is determined on a date which the principal exchange is closed, Fair Market Value shall be determined on the last immediately preceding trading day), or (ii) if the Shares are not traded on an exchange but are quoted on the Nasdaq National Market or a successor quotation system, the closing price on the date on which the Fair Market Value is determined, or (iii) if the Shares are not traded on an exchange or quoted on the Nasdaq National Market or a successor quotation system, the fair market value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

     (m) "ISO" shall mean an incentive stock option described in Code section
422.

     (n) "Nonstatutory Option" or "NSO" shall mean a stock option that is not an ISO.

     (o) "Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

     (p) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

     (q) "Optionee" shall mean an individual or estate who holds an Option or SAR.

     (r) "Outside Director" shall mean a member of the Board of Directors who is not a common-law employee of the Company or of a Subsidiary. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in the second sentence of Section 4(a).

     (s) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a parent commencing as of such date.

     (t) "Participant" shall mean an individual or estate who holds an Award.

     (u) "Plan" shall mean this 2001 Stock Incentive Plan of Applied Molecular Evolution, Inc., as amended from time to time.

     (v) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

     (w) "Restricted Share" shall mean a Share awarded under the Plan.

     (x) "Restricted Share Agreement" shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

     (y) "SAR" shall mean a stock appreciation right granted under the Plan.

     (z) "SAR Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

     (aa) "Service" shall mean service as an Employee, Consultant or Outside Director.

     (bb) "Share" shall mean one share of Stock, as adjusted in accordance with
Section 9 (if applicable).

     (cc) "Stock" shall mean the Common Stock of the Company.

     (dd) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his Option.

     (ee) "Stock Purchase Agreement" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

     (ff) "Stock Unit" shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

     (gg) "Stock Unit Agreement" shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

     (hh) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than fifty percent (50%) of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (ii) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than twelve (12) months.

SECTION 3. Administration.

     (a) Committee Procedures. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board of Directors. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     (b) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

          (i) To interpret the Plan and to apply its provisions;

          (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

          (v) To select the Offerees and Optionees;

          (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

          (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, the vesting of the award (including accelerating the vesting of awards) and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

          (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, the vesting or duration of the Option (including accelerating the vesting of the Option), to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

          (ix) To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement;

          (x) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration;

          (xi) To determine the disposition of each Option or other right under the Plan in the event of an Optionee's or Offeree's divorce or dissolution of marriage;

          (xii) To determine whether Options or other rights under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

          (xiii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Stock Option Agreement or any Stock Purchase Agreement; and

          (xiv) To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4. Eligibility.

     (a) General Rule. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs. In addition, only Employees of shall be eligible for the grant of ISOs. In addition, an Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(6) of the Code are satisfied.

     (b) Outside Directors. Any other provision of the Plan notwithstanding, the participation of Outside Directors in the Plan shall be subject to the following restrictions:

          (i) Outside Directors shall only be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options and SARs.

          (ii) Each Outside Director shall automatically be granted a Nonstatutory Option to purchase twenty five thousand (25,000) Shares (subject to adjustment under Section 16) as a result of their appointment as an Outside Director on, or after, the effectiveness of the Company's initial public offering of the Stock. Such Nonstatutory Option shall vest and become exercisable ratably over 36 months. In addition, upon the anniversary of their appointment as an Outside Director, each Outside Director who will continue serving as a member of the Board thereafter shall receive a Nonstatutory Option to purchase ten thousand (10,000) Shares (subject to adjustment under Section 16). Such Nonstatutory Options shall vest and become exercisable at the date of grant;

          (iii) The Exercise Price of all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Section 9(a), (b) and (d).

          (iv) All Nonstatutory Options granted to an Outside Director under this Section 4(b) shall terminate on the earliest of (A) the tenth (10th) anniversary of the date of grant of such Options or (B) the date twelve
     (12) months after the termination of such Outside Director's service for any reason.

     (c) Limitation On Grants. No Employee or Consultant shall be granted Options to purchase more than two hundred fifty thousand (250,000) Shares in any fiscal year of the Company, except that Options granted to a new Employee or Consultant in the fiscal year of the Company in which his or her Service first commences shall not pertain to more than five hundred thousand (500,000) Shares.

     (d) Ten-Percent Stockholders. An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Code section 422(c)(6).

     (e) Attribution Rules. For purposes of Subsection (d) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries.

     (f) Outstanding Stock. For purposes of Subsection (d) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. Stock Subject to Plan.

     (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The maximum aggregate number of Options, SARs, Stock Units and Restricted Shares awarded under the Plan shall not exceed five hundred thousand (500,000) Shares, plus the additional Shares described in Sections (b) and (c), but in no event more than five million (5,000,000). The limitation of this Section 5(a) shall be subject to adjustment pursuant to
Section 12.

     (b) Annual Increase in Shares. As of January 1 of each year, commencing with the year 2002, the aggregate number of Options, SARs, Stock Units and Restricted Shares that may be awarded under the Plan shall automatically increase by a number equal to the lesser of (i) 3% of the fully diluted outstanding shares of Common Stock of the Company on such date or (ii) a lesser amount determined by the Board. The aggregate number of Shares which may be issued under the Plan shall at all times be subject to adjustment pursuant to
Section 16. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (c) Additional Shares. If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares

(if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan. The foregoing notwithstanding, the aggregate number of Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Shares are forfeited.

     (d) Dividend Equivalents. Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

SECTION 6. Restricted Shares.

     (a) Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

     (b) Payment for Awards. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

     (c) Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. The Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more years equal or exceed a target determined in advance by the Committee. Such performance shall be determined by the Company's independent auditors. Such target shall be based on one or more of the criteria set forth in Appendix A. The Committee shall determine such target not later than the 90th day of such period. In no event shall the number of Restricted Shares which are subject to performance based vesting conditions exceed five hundred thousand (500,000), subject to adjustment in accordance with Section 16. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

     (d) Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

SECTION 7. Other Terms and Conditions of Awards or Sales.

     (a) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within thirty (30) days after the grant of such right was communicated to him by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

     (b) Purchase Price. The Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in one of the forms described in Sections 9(a), (b) or (c).

     (c) Withholding Taxes. As a condition to the purchase of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such purchase.

     (d) Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8. Terms and Conditions of Options.

     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in a form described in Section 9.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 16. Options granted to an Optionee in a single fiscal year of the Company shall not cover more than two hundred fifty thousand (250,000) Shares, except that Options granted to a new Employee or Consultant in the fiscal year of the Company in which his or her Service first commences shall not pertain to more than five hundred thousand (500,000) Shares.

     (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(d). Subject to the foregoing in this Section 8(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Sections 9.

     (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

     (e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of grant (five (5) years for Employees described in Section 4(d)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 8(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

     (f) Nontransferability. During an Optionee's lifetime, his Option(s) shall be exercisable only by him and shall not be transferable. In the event of an Optionee's death, his Option(s) shall not be transferable other than by will or by the laws of descent and distribution.

     (g) Exercise of Options Upon Termination of Service. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the

Optionee's Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee's estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

     (h) Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company, subject to the following limitations:

          (i) In the case of an ISO, the acceleration of exercisability shall not occur without the Optionee's written consent.

          (ii) If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

     (i) Leaves of Absence. An Optionee's Service shall cease when such Optionee ceases to be actively employed by, or a consultant or adviser to, the Company (or any subsidiary) as determined in the sole discretion of the Board of Directors. For purposes of Options, Service does not terminate when an Optionee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee's Service will be treated as terminating ninety (90) days after such Employee went on leave, unless such Employee's right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Optionee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

     (j) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 16.

     (k) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair his rights or increase his obligations under such Option.

     (l) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

     (m) Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 9. Payment for Shares.

     (a) General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Subsections (b) through
(g) below.

     (b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative for more than twelve (12) months. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

     (c) Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

     (d) Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

     (e) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

     (f) Promissory Note. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

     (g) Other Forms of Payment. To the extent that a Stock Option Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

SECTION 10. Stock Appreciation Rights.

     (a) SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

     (b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 12. SARs granted to any Optionee in a single calendar year shall in no event pertain to more than two hundred fifty thousand (250,000) Shares, except that SARs granted to a new Employee or Consultant in the fiscal year of the Company in which his or her Service first commences shall not pertain to more than five hundred thousand (500,000) Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Section 12.

     (c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

     (d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may be awarded in combination with Options, and such an

Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

     (e) Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company, subject to the following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

     (f) Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

     (g) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, may alter or impair his or her rights or obligations under such SAR.

SECTION 11. Stock Units.

     (a) Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

     (b) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

     (c) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company, except as provided in the next following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of vesting shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

     (d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

     (e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 12.

     (f) Death of Recipient. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

     (g) Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 12. Protection Against Dilution.

     (a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

          (i) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;

          (ii) The limitations set forth in Sections 8(b) and 10(b);

          (iii) The number of NSOs to be granted to Outside Directors under
     Section 4(b);

          (iv) The number of Shares covered by each outstanding Option and SAR;

          (v) The Exercise Price under each outstanding Option and SAR; or

          (vi) The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Section 12, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

     (b) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

     (c) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

          (i) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

          (ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

          (iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

          (iv) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

          (v) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

SECTION 13. Deferral of Awards.

     The Committee (in its sole discretion) may permit or require a Participant to:

          (a) Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books;

          (b) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

          (c) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Section 13 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 13.

SECTION 14. Awards Under Other Plans.

     The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under
Section 5.

SECTION 15. Payment of Director's Fees in Securities.

     (a) Effective Date. No provision of this Section 15 shall be effective unless and until the Board has determined to implement such provision.

     (b) Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs,

Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 15 shall be filed with the Company on the prescribed form.

     (c) Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

SECTION 16. Adjustment of Shares.

     (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the number of Shares available for grants under
Section 4(c), (iii) the number of Shares covered by each outstanding Option,
(iv) the Exercise Price under each outstanding Option, (v) the number of shares covered by each outstanding award or (vi) the Purchase Price of each outstanding award.

     (b) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide for the assumption of outstanding Options by the surviving corporation or its parent or for their continuation by the Company (if the Company is a surviving corporation); provided, however, that if assumption or continuation of the outstanding Options is not provided by such agreement then the Committee shall have the option of offering the payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, in all cases without the Optionees' consent.

     (c) Reservation of Rights. Except as provided in this Section 16, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 17. Legal and Regulatory Requirements.

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.

SECTION 18. Withholding Taxes.

     (a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

     (b) Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

SECTION 19. No Employment Rights.

     No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee, Consultant or Outside Director. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason, with or without notice.

SECTION 20. Duration and Amendments.

     (a) Term of the Plan. The amended and restated Plan, as set forth herein, shall terminate automatically on June 30, 2011 and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b) Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Option granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the person to whom the Option was granted. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

     (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 21. Execution.

     To record the adoption of the amended and restated Plan by the Board of Directors effective as of April 16, 2001, the Company has caused its authorized officer to execute the same.

                                          APPLIED MOLECULAR EVOLUTION, INC.

                                          By:
                                            /s/ WILLIAM D. HUSE, M.D., PH.D.
                                            ------------------------------------
                                               President and Chief Executive
                                                           Officer

                        APPLIED MOLECULAR EVOLUTION, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING ON MAY 31, 2001

        The undersigned stockholder of Applied Molecular Evolution, Inc. (the "Company") acknowledges receipt of Notice of the Annual Meeting of Stockholders and Proxy Statement, each dated April 23, 2001, and the undersigned revokes all prior proxies and appoints William D. Huse and Lawrence E. Bloch, or each of them, proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at the company's offices located at 3520 Dunhill Street, San Diego, California, at 8:30 a.m. (Pacific Standard Time) on May 31, 2001, and any postponement or adjournment thereof, and instructs said proxies to vote as follows:

        1.  ELECTION OF DIRECTORS:

        [ ] FOR each of the nominees listed below (except as marked to the contrary below)

        [ ] WITHHOLD AUTHORITY to vote for the nominees for Class I director listed below


        William D. Huse and Peter K. Hilal

        (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


        2.  TO APPROVE THE 2001 STOCK INCENTIVE PLAN:

        [ ]  FOR               [ ]  AGAINST           [ ]   ABSTAIN



        3. TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY:

        [ ]  FOR               [ ]  AGAINST           [ ]   ABSTAIN


        In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3.


                                    APPLIED MOLECULAR EVOLUTION, INC.
                                    BOARD OF DIRECTORS PROXY
                                    Annual Meeting of Stockholders May 31, 2001


                                    Dated this ________ day of ________, 2001


                                    --------------------------------------------
                                                (Signature of Stockholder)


                                    --------------------------------------------
                                                (Signature of Stockholder)

                                    Please sign exactly as your name or
                                    names appear hereon. When signing as
                                    attorney, executor, administrator,
                                    trustee or guardian, please give
                                    full title as such. If shares are
                                    held jointly, each holder must sign.

           PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY,
                          USING THE ENCLOSED ENVELOPE.